UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 5, 2017

BARNWELL INDUSTRIES, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-5103 (Commission File Number)	72-0496921 (IRS Employer Identification No.)

1100 Alakea Street, Suite 2900
Honolulu, Hawaii  96813
(Address of Principal Executive Offices) (Zip Code)

(808) 531-8400
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e4(c))

Item 7.01  Regulation FD Disclosure.
On January 5, 2017, Barnwell Industries, Inc. (the "Company") issued a press release announcing that it received distributions of $2,313,000 pursuant to the recent sale of the second of two large lots at Kaupulehu, North Kona, Hawaii, by Barnwell's 19.6% indirectly-owned Kukio Resort land development partnerships.  Barnwell has a non-controlling interest in these Kukio land development partnerships.
Item 9.01  Financial Statements and Exhibits.
(d)            Exhibits
Exhibit No.	Description
99.1	Press release dated January 5, 2017

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated:  January 5, 2017

BARNWELL INDUSTRIES, INC.

By:	/s/ Alexander C. Kinzler
	Name:	Alexander C. Kinzler
	Title:	Chief Executive Officer and President

Exhibit Index

Exhibit No.	Description
99.1	Press release dated January 5, 2017